Exhibit 99.1

            Sapient Posts Profitable Third Quarter Results

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--Oct. 23, 2003--Sapient (NASDAQ:
SAPE), a leading business consulting and technology services firm, today announced financial results for its third quarter ended September 30, 2003. Consolidated service revenues for the quarter were $44.7 million, slightly higher than service revenues of $44.4 million for the second quarter 2003, and representing a 4% increase from the third quarter 2002. Gross revenues for the quarter ended September 30, 2003, were $46.9 million, which included $2.2 million of reimbursable expenses.
    Net income for the third quarter 2003 was $1.0 million, or $0.01 per diluted share (including restructuring and other related charges of $0.7 million and a gain on the sale of an investment of $1.5 million). This compared to a net loss of $4.4 million, or $0.04 per diluted share (including restructuring and other related charges of $1.4 million), for the second quarter 2003, and a loss from continuing operations of $9.0 million, or $0.07 per diluted share (including a $4.3 million restructuring credit for charges recorded in prior quarters), for the third quarter 2002.
    During the third quarter 2003, Sapient discovered that adjustments to interest income were required in its first two quarters, because it inadvertently did not amortize premiums paid for some of the bonds in its portfolio. As a result, for the two previous quarters of this year, the company will restate its financial results by decreasing interest income by $337,000 in the first quarter, and by $188,000 in the second quarter. All comparative figures in this release reflect the impact of this restatement. No restatement of prior year results will be required. (Tables reflecting the restatement for first and second quarters 2003 are attached to this press release.)
    Sapient's third quarter 2003 results reflect revenue at the high end of the company's guidance, including application management services revenue growth of 28% quarter-over-quarter, to 16% of total revenue. Operating expenses for the quarter were below the company's guidance. Additionally, Sapient ended the quarter with a cash balance of $158 million, which was also ahead of guidance.
    "We continue to deliver on the plan we outlined over the last 18 months. Our return to profitability, growth in recurring revenues and improvement in virtually all of our key business metrics sets the foundation for a positive near- and long-term outlook," said Jerry A. Greenberg, Sapient's co-chairman and co-chief executive officer. "The bottom line is that we are achieving the desired results from our significant financial investments in pioneering a unique onshore/offshore model that combines industry, design and technology consulting."
    The following examples highlight some of the measurable business results that clients achieve by working with Sapient:

    -- Sapient is helping the Massachusetts Institute of Technology realize its vision of making content from all of its courses available online to anyone around the world. The first business objective, achieved last month, was to enable online access to all of the content from 500 courses. Using Microsoft's .Net framework and Content Management Server 2002, Sapient helped build the groundbreaking web-based publishing solution, OpenCourseWare (MIT OCW), in less than six months. As a result of its work on MIT OCW, Sapient was named the worldwide winner in Microsoft's 2003 Certified Partner Awards in the Internet Business Solution of the Year category.

    -- Working in partnership with CareFirst Blue Cross Blue Shield, Sapient is providing program management services for CareFirst's HIPAA Initiative. Sapient continues to support, integrate, monitor, and coordinate multiple projects within the company's HIPAA Program across various business processes, such as enrollment and claims processing. Sapient helped CareFirst achieve its business objectives ahead of schedule, completing the HIPAA solution implementation in advance of the federally mandated October 16 deadline.

    -- Sapient completed a data warehouse design and implementation to create risk analytics solutions to enable the Cinergy Energy Merchant business model. Through the solution, Cinergy can understand its portfolio and corresponding risks in a more comprehensive, flexible and easy-to-use manner. Sapient is currently working with Cinergy to extend the functionality of the risk analytics solutions to include data, analytics and reporting for several additional business areas within Cinergy.

    -- For Union Gas, Sapient is implementing web-based self-service systems that will enable the company to meet regulatory compliance requirements, which become effective March 2004. Union Gas is leveraging Sapient's global distributed delivery capability and fixed-price model to ensure the solution is implemented in time and on budget.

    -- Sapient is providing application management services to help Royal Mail manage its online platforms, as well as develop and deploy specific new applications. The Royal Mail, Post Office and Parcelforce Worldwide web sites are critical to increasing revenue and providing high levels of customer service at lower cost.

    Conference Call

    Sapient will host a discussion of the third quarter results in a conference call today at 4:30 p.m. (ET), which will be broadcast live on the Internet. For webcast registration information, please go to http://www.sapient.com/earnings.htm. It is advisable to register at least 15 minutes prior to the call to download and install any necessary audio software. A re-broadcast of the call will be available from October 24 at 7:30 p.m. (ET) through October 30 at 11:59 p.m.
(ET) by dialing 877-660-6853 (within the U.S.) or (201) 612-7415
(outside the U.S.) and entering account number 1628 and conference ID 77102 when prompted.

    Forward-Looking Statements

    This press release contains forward-looking statements that involve a number of risks and uncertainties. There are a number of factors that could cause actual events to differ materially from those indicated. Such factors include, without limitation, the continued acceptance of the Company's services, the Company's ability to accurately set fees for and timely complete its current and future client projects, its ability to successfully manage risks associated with its international operations, its ability to manage its growth and projects effectively and its ability to continue to attract and retain high quality employees, as well as other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

    About Sapient

    Sapient is a leading business consulting and technology services firm that plans, designs, implements, and manages information technology to improve business performance for Global 2000 clients. Sapient was founded in 1991 based on a single promise - to deliver the right business results on time and on budget. Sapient's fixed price/fixed time model, combined with industry, design, technology and process expertise, provides clients with the highest business value at the lowest total cost of ownership. Sapient's integrated delivery centers are located across the United States, and in Canada, the United Kingdom, Germany and India. More information about Sapient can be found at www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.



Consolidated Balance Sheets
                                          September 30,   December 31,
                                                  2003           2002
                                          -------------  -------------
                                                  (Unaudited)
                                                 (In thousands)
Assets
Current Assets:
Cash, restricted cash and marketable
 investments                                  $133,207       $154,277
Accounts receivable, net                        24,633         29,134
Unbilled revenues on contracts                  15,517         11,468
Prepaid expenses and other current assets        8,160          7,366
                                          -------------  -------------
  Total current assets                         181,517        202,245

Restricted cash and marketable
 investments                                    24,555         27,085
Net fixed assets and other assets               15,748         31,937
Net intangible assets                            1,286          1,386
                                          -------------  -------------
                                                41,589         60,408

                                          -------------  -------------
  Total assets                                $223,106       $262,653
                                          =============  =============

Liabilities and stockholders' equity

Current Liabilities:
Accounts payable and accrued expenses          $23,882        $24,031
Accrued restructuring costs, current
 portion                                        21,772         36,466
Income taxes payable                             1,082            513
Deferred revenues on contracts                   2,715          5,910
                                          -------------  -------------
  Total current liabilities                     49,451         66,920
Accrued restructuring costs, net of
 current portion                                24,311         37,110
Other long term liabilities                        686          2,819
                                          -------------  -------------
  Total liabilities                             74,448        106,849
                                          -------------  -------------


Stockholders' equity                           148,658        155,804
                                          -------------  -------------

  Total liabilities and stockholders'
   equity                                     $223,106       $262,653
                                          =============  =============

Consolidated Statements of Operations

                               Three months ended  Nine months ended
                                 September 30,       September 30,
                               ------------------ --------------------
                                  2003      2002      2003       2002
                               -------- --------- --------- ----------
                                             (Unaudited)
                                  (In thousands, except per share
                                               amounts)
Revenues:
  Service revenues             $44,661   $43,042  $132,946   $131,906
  Reimbursable expenses          2,265     1,893     6,966      6,615
                               -------- --------- --------- ----------
    Total gross revenues        46,926    44,935   139,912    138,521
Operating Expenses:
  Project personnel costs       25,359    31,189    81,255    105,409
  Reimbursable expenses          2,265     1,893     6,966      6,615
                               -------- --------- --------- ----------
    Total project personnel
     costs                      27,624    33,082    88,221    112,024
  Selling and marketing costs    4,028     6,532    14,003     20,337
  General and administrative
   costs                        14,442    17,333    42,195     63,027
  Restructuring and other
   related charges (credits)       737    (4,269)    2,135     54,244
  Impairment of goodwill and
   intangible assets                 -         -         -    107,430
  Stock-based compensation         332     1,358     1,021      2,697
  Amortization of intangible
   assets                          319       598     1,643      3,730
                               -------- --------- --------- ----------
Total operating expenses        47,482    54,634   149,218    363,489
  Loss from operations            (556)   (9,699)   (9,306)  (224,968)
Gain on equity investment
 change in interest                  -         -         -      1,755
Other income (expense)           1,485      (246)    1,289       (242)
Interest income                    385       975     1,491      3,388
                               -------- --------- --------- ----------
  Income (loss) before income
   taxes and net equity loss
   from investees                1,314    (8,970)   (6,526)  (220,067)
Income tax provision (benefit)     305       174       930    (18,835)
                               -------- --------- --------- ----------
  Income (loss) before net
   equity loss from investees    1,009    (9,144)   (7,456)  (201,232)
Net equity income (loss) from
 investees                           -       162         -       (373)
                               -------- --------- --------- ----------
Income (loss) from continuing
 operations                      1,009    (8,982)   (7,456)  (201,605)
Loss on discontinued
 operations                          -    (1,855)        -     (2,932)
                               -------- --------- --------- ----------
  Net Income (loss)             $1,009  $(10,837)  $(7,456) $(204,537)
                               ======== ========= ========= ==========

Basic and diluted income (loss) per share:
Continuing operations            $0.01    $(0.07)   $(0.06)    $(1.60)
Discontinued operations             $-    $(0.02)       $-     $(0.02)
                               -------- --------- --------- ----------
                                 $0.01    $(0.09)   $(0.06)    $(1.62)
                               ======== ========= ========= ==========

Weighted average common shares 121,182   124,614   120,961    125,960
Dilutive common share
 equivalents                     3,621         -         -          -
                               -------- --------- --------- ----------
Weighted average common shares
 and dilutive common
   share equivalents           124,803   124,614   120,961    125,960
                               ======== ========= ========= ==========


Restated Consolidated Statements of Operations

                                            Three months ended
                                              March 31, 2003
                                     ---------------------------------
                                                (Unaudited)
                                     (In thousands, except per share
                                                  amounts)

                                         As
                                      Originally                As
                                      Reported   Adjustments  Restated

Gross revenues                          $46,200          $-   $46,200

Total operating expenses                 50,408           -    50,408
                                     ----------- ----------- ---------

  Loss from operations                   (4,208)          -    (4,208)

Other expense                               (26)          -       (26)
Interest income                             839        (337)      502
                                     ----------- ----------- ---------

  Loss before income taxes               (3,395)       (337)   (3,732)

Income tax provision                        355           -       355
                                     ----------- ----------- ---------
  Net loss                              $(3,750)      $(337)  $(4,087)
                                     =========== =========== =========

Basic and diluted loss per share:        $(0.03)               $(0.03)

Weighted average common shares and
 common share equivalents               121,064               121,064


Restated Consolidated Statements of Operations

                                            Three months ended
                                               June 30, 2003
                                     ---------------------------------
                                                (Unaudited)
                                     (In thousands, except per share
                                                  amounts)

                                         As
                                      Originally                As
                                      Reported   Adjustments  Restated

Gross revenues                          $46,786          $-   $46,786

Total operating expenses                 51,328           -    51,328
                                     ----------- ----------- ---------

  Loss from operations                   (4,542)          -    (4,542)

Other expense                              (170)          -      (170)
Interest income                             792        (188)      604
                                     ----------- ----------- ---------

  Loss before income taxes               (3,920)       (188)   (4,108)

Income tax provision                        270           -       270
                                     ----------- ----------- ---------
  Net loss                              $(4,190)      $(188)  $(4,378)
                                     =========== =========== =========

Basic and diluted loss per share:        $(0.03)               $(0.04)

Weighted average common shares and
 common share equivalents               120,636               120,636


Restated Consolidated Statements of Operations

                                             Six months ended
                                               June 30, 2003
                                     ---------------------------------
                                                (Unaudited)
                                     (In thousands, except per share
                                                  amounts)

                                         As
                                      Originally                As
                                      Reported   Adjustments  Restated

Gross revenues                          $92,986          $-   $92,986

Total operating expenses                101,736           -   101,736
                                     ----------- ----------- ---------

  Loss from operations                   (8,750)          -    (8,750)

Other expense                              (196)          -      (196)
Interest income                           1,631        (525)    1,106
                                     ----------- ----------- ---------

  Loss before income taxes               (7,315)       (525)   (7,840)

Income tax provision                        625           -       625
                                     ----------- ----------- ---------
  Net loss                              $(7,940)      $(525)  $(8,465)
                                     =========== =========== =========

Basic and diluted loss per share:        $(0.07)               $(0.07)

Weighted average common shares and
 common share equivalents               120,849               120,849



    CONTACT: Sapient
             Investors:
             Luciana Duarte, 617-374-0310
             lduarte@sapient.com
             or
             Press:
             Jenny McLean, 310-264-5277
             jmclean@sapient.com